UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 21, 2023

CVRx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40545	41-1983744
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9201 West Broadway Avenue, Suite 650

Minneapolis, MN 55445

(Address of principal executive offices) (Zip Code)

(763) 416-2840

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CVRX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As announced earlier by CVRx, Inc. (the “Company”), the previously-released preliminary results of the Company’s BeAT-HF post-market randomized clinical trial will be discussed at the second annual Technology and Heart Failure Therapeutics (THT) conference on March 21, 2023. The results will be presented by Dr. Michael Zile, followed by a symposium sponsored by the Company. The Company will also host an investor conference call at 4:30 pm Eastern Time on March 21, 2023 to discuss the results.

A press release summarizing the detailed results and the presentation materials, which will also be used for the investor conference, are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On March 21, 2023, the Company issued a press release announcing highlights of the data from the BeAT-HF post-market randomized clinical trial, as follows:

•	Safety - Major Adverse Neurological or Cardiovascular (MANCE) system or procedure-related event-free rate

o	MANCE-free rate of 97% (p<0.001)

•	Long-term symptom improvement for Barostim Baroreflex Activation Therapy (BAT) vs. Control:

o	6 Minute Hall Walk improved by 44 meters at 12 months (nominal p<0.001)

o	Quality of Life improved by 10 points in Minnesota Living with Heart Failure Questionnaire at 24 months (nominal p<0.001)

o	NYHA Class improved in 27% more BAT patients at 24 months (nominal p<0.001)

•	Mortality (cardiovascular death, LVAD, heart transplant) and morbidity (HF hospitalizations, ER visits) – primary endpoint

o	No statistically significant difference [Rate Ratio 0.94, (95% Confidence Interval 0.57, 1.57); p=0.82]

•	All-cause mortality (all-cause death, LVAD, heart transplant)

o	34% relative reduction in BAT vs. Control [Hazard Ratio 0.66 (95% CI 0.44, 1.007); nominal p=0.054]

•	Hierarchical composite of cardiovascular death, LVAD, heart transplant, HF hospitalization, and Quality of Life using Win Ratio

o	Win Ratio of 1.26 favored BAT vs. Control [95% CI 1.02, 1.58; nominal p=0.04]

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of CVRx, Inc., dated March 21, 2023
99.2	Presentation of CVRx, Inc., dated March 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVRx, Inc.

Date: March 21, 2023	By:	/s/ Jared Oasheim
Name: Jared Oasheim
Its: Chief Financial Officer